UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-21928

Short-Term Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Steven I. Koszalka

Short-Term Bond Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Invest with care for durable outcomes.

Short-Term Bond Fund of America® Annual report for the year ended August 31, 2016

Short-Term Bond Fund of America seeks to provide you with current income, consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2016 (the most recent calendar quarter-end):

			Lifetime
Class A shares	1 year	5 years	(since 10/2/06)

Reflecting 2.50% maximum sales charge	–1.40%	0.07%	1.39%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.62% for Class A shares as of the prospectus dated November 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2016, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 0.52%. The fund’s 12-month distribution rate for Class A shares as of that date was 0.75%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Contents

1	Letter to investors

4	The value of a $10,000 investment

5	Summary investment portfolio

10	Financial statements

31	Board of trustees and other officers

Fellow investors:

Long-term U.S. interest rates drifted lower as short-term rates rose during Short-Term Bond Fund of America’s fiscal year. At the same time, global shocks and negative rates in some developed markets drove investors to high-grade U.S. fixed income investments, creating a favorable environment for the market. For the 12-month period ended August 31, 2016, the fund returned 1.07%.

By comparison, the Bloomberg Barclays U.S. Government/Credit 1–3 Years ex BBB Index — a broad measure of the market in which the fund invests — returned 1.32%. Meanwhile, the Lipper Short U.S. Government Funds Average posted a return of 0.71%. Results for other time periods are shown in the table below.

Investors who reinvested monthly dividends totaling nearly 8 cents a share earned an income return of 0.78% over the past 12 months. For those who took their dividends in cash, the figure was 0.77%. The fund’s share price rose a penny from $9.97 to $9.98 during the period.

In this environment when so many global yields have gone very low or even negative, we are pleased to have

Results at a glance

For periods ended August 31, 2016, with all distributions reinvested

	Cumulative	Average annual
	total returns	total returns
				Lifetime
	1 year	3 years	5 years	(since 10/2/06)

Short-Term Bond Fund of America (Class A shares)	1.07%	0.83%	0.51%	1.64%
Bloomberg Barclays U.S. Government/Credit 1–3 Years ex BBB Index*	1.32	1.05	0.87	2.47
Lipper Short U.S. Government Funds Average†	0.71	0.63	0.41	1.99

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Short-Term Bond Fund of America	1

achieved positive returns for investors. Still, it is important to note that this fund follows a conservative and highly cautious investment approach designed to maintain stability and minimize volatility over the long term. Our primary goal is to generate a level of income while preserving capital.

Bond market overview

A relatively healthy U.S. economy paired with diverging international monetary policy pushed short- and long-dated bond yields to move in opposite directions. U.S. bonds experienced very strong demand from home and abroad. That resulted in part from extremely accommodative monetary policy in some developed markets, which even led some policy rates into negative territory. This pushed down longer term yields across the world. During the fund’s fiscal year, the yield on the benchmark 10-year U.S. Treasury note declined 63 basis points to end the period at 1.58%.

However, short-term yields rose as the U.S. economy had gained enough strength that its unemployment rate fell to 5.0% toward the end of 2015. That gave the Federal Reserve the confidence to raise the federal funds rate by 25 basis points in December. It marked the first hike in nearly a decade. The benchmark short-term rate has remained at that level since, however, with low energy prices preventing inflation from hitting the Fed’s target and global shocks triggering a conservative approach to monetary policy normalization. One-month yields, which are most sensitive to Fed rate action and expectations, moved from about zero to 0.26%.

The U.S. economy grew modestly in the first half of 2016. Gross domestic product (GDP) rose at an annualized rate of 1.4% in the second quarter, up slightly from 0.8% in the first. Economic activity is expected to pick up moderately in the second half of the year. Job growth appears robust, as auto sales and housing remain areas of strength. Home prices were up about 5% year-over-year at the end of 2016’s second quarter with sales growing. The U.S. remains a bright spot in the global economy. As emerging markets continue to search for their footing, developed market growth remains tepid. Shocks also persist, with one of the most recent — the U.K.’s vote to exit the EU — leading the Bank of England to cut the bank rate in August in an effort to avoid a British recession.

Inside the portfolio

During the past year, the fund maintained its strategy of investing in high-quality U.S. government, agency, mortgage-related and corporate bonds with maturities of roughly one to three years. Our portfolio managers worked to identify opportunities where securities with appropriate maturity characteristics were expected to add incremental yield to the fund without adding volatility. In this challenging low-yield environment, rigorous research and careful security selection were as important as ever to choosing compelling investment opportunities.

Compared to the index, the fund has a significant overweight position in mortgage- and asset-backed securities (MBS and ABS). This was a positive contributor to results relative to the benchmark. The fund pared back its

2	Short-Term Bond Fund of America

exposure to MBS over the course of its fiscal year, as managers believed some valuations were too high. The fund’s asset-backed securities position is little changed from where it started the year, as valuations remained attractive for high-quality bonds backed by auto loans and credit card payments.

The fund also maintained an overweight position in Treasury Inflation-Protected Securities (TIPS), which provided a modest positive contribution to relative results. Despite inflation remaining relatively low over most of the past year due to low energy prices, we believe TIPS are trading at attractive valuations and could boost fund results if U.S. prices begin to creep up.

Corporate bond investments increased slightly during the fund’s fiscal year, as high issuance levels in the new issue market continued to provide good opportunities. The fund’s corporate bond exposure ticked up from 17% to 19%.

Looking ahead

Even with relatively low levels of growth in the first half of 2016, the U.S. economy remains one of the few bright spots in the world. Its labor market continues to appear healthy, with the national unemployment rate having stabilized at or below 5% — down considerably from its 10% peak in 2009. Housing and consumer debt markets are also expected to continue to improve, with delinquency levels still declining. The most significant risk to the U.S. economy at this time appears to be contagion from global shocks, but those in recent years haven’t managed to knock its recovery off track.

Although the Fed has begun raising rates, we expect additional rate hikes to occur at a measured pace as long as inflation is tame and global instability persists, a view that many others in the market have come to adopt. In fact, the Fed has so far resisted raising rates this year after its initial increase at the end of 2015, despite the economy nearing full employment. Rising rates can have varying effects on different types of bonds despite negatively affecting bond prices over the short run. Ultimately, however, interest rate normalization is good news for bond investors, as it will provide higher yields.

In a period with so much uncertainty around rates and global economics, a diversified portfolio with a shorter average maturity — like this fund has — should provide a better outcome than one with more exposure to longer dated bonds. With an unwavering focus on careful security selection, we believe the fund can continue to provide income, protection from volatility, and stability for our investors.

Thank you for your support. We look forward to reporting to you again in six months.

Sincerely,

John R. Queen
President

October 17, 2016

For current information about the fund, visit americanfunds.com.

Short-Term Bond Fund of America	3

The value of a $10,000 investment

How a $10,000 investment has fared (for the period October 2, 2006, to August 31, 2016, with dividends reinvested)

Fund results shown are for Class A shares and, unless otherwise indicated, reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
[3]	Results of the Lipper Short U.S. Government Funds Average do not reflect any sales charges.
[4]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[5]	For the period October 2, 2006, commencement of operations, through November 30, 2006.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2016)*

			Lifetime
Class A shares	1 year	5 years	(since 10/2/06)

At maximum offering price (reflecting the maximum 2.50% sales charge)	–1.50%	0.00%	1.37%
At net asset value	1.07	0.51	1.64

* Assumes reinvestment of all distributions.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

4	Short-Term Bond Fund of America

Summary investment portfolio August 31, 2016

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	35.84%
AAA/Aaa	31.05
AA/Aa	15.99
A/A	7.49
Unrated	.57
Short-term securities & other assets less liabilities	9.06

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the United States government.

Bonds, notes & other debt instruments 90.94%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 32.82%
U.S. Treasury 24.28%
U.S. Treasury 0.75% 2018	$265,000	$264,865
U.S. Treasury 1.125% 2018[1]	125,000	125,681
U.S. Treasury 1.25% 2018	100,000	100,865
U.S. Treasury 1.25% 2018	84,140	84,905
U.S. Treasury 0.75% 2019	200,000	199,008
U.S. Treasury 0.75% 2019	65,590	65,396
U.S. Treasury 0.875% 2019	50,000	49,983
U.S. Treasury 0.875% 2019	27,000	26,984
U.S. Treasury 1.00% 2019	200,000	200,612
U.S. Treasury 1.125% 2021	66,735	66,476
U.S. Treasury 1.25% 2023	30,000	29,616
U.S. Treasury 1.375% 2023	50,000	49,750
U.S. Treasury 0.75%–2.25% 2018–2046	48,140	48,168
		1,312,309

U.S. Treasury inflation-protected securities 8.54%
U.S. Treasury Inflation-Protected Security 0.125% 2020[2]	51,459	51,949
U.S. Treasury Inflation-Protected Security 0.125% 2021[2]	101,690	102,718
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	51,646	53,693
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	61,054	61,596
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	61,212	62,601
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	40,219	40,288
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	40,572	42,303
U.S. Treasury Inflation-Protected Securities 0.13% 2017–2024[1,2]	46,598	46,678
		461,826

Total U.S. Treasury bonds & notes		1,774,135

Short-Term Bond Fund of America	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes 18.57%
Financials 6.75%
Citigroup Inc. 1.70% 2018	$7,000	$7,011
Svenska Handelsbanken AB 1.50% 2019	7,080	7,057
Toronto-Dominion Bank 1.45% 2018	34,155	34,146
Toronto-Dominion Bank 1.63%–1.75% 2018	30,300	30,489
Wells Fargo & Co. 1.65%–1.75% 2018–2019	24,250	24,427
Other securities		261,954
		365,084

Health care 3.49%
Merck & Co., Inc. 1.161% 2018[3]	26,200	26,327
Other securities		162,511
		188,838

Energy 2.67%
Chevron Corp. 1.318% 2018[3]	26,600	26,731
Exxon Mobil Corp. 0.803% 2019[3]	31,820	31,641
Other securities		85,853
		144,225

Consumer discretionary 1.86%
Toyota Motor Credit Corp. 1.70% 2019	27,000	27,262
Toyota Motor Credit Corp. 1.45%–2.15% 2018–2020	43,000	43,638
Other securities		29,876
		100,776

Information technology 1.52%
Apple Inc. 0.90% 2017	25,825	25,852
Other securities		56,525
		82,377

Consumer staples 1.24%
Coca-Cola Co. 1.375% 2019	35,000	35,245
Other securities		31,933
		67,178

Other 1.04%
Other securities		55,759

Total corporate bonds & notes		1,004,237

Asset-backed obligations 17.75%
Chase Issuance Trust, Series 2016-A6, Class A6, 1.10% 2020[4]	34,310	34,278
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class A3, 1.22% 2019[4,5]	29,760	29,764
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[4,5]	25,375	25,518
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A2,1.83% 2019[4,5]	63,895	63,499
World Financial Network Credit Card Master Note Trust, Series 2015-A, Class C, 1.26% 2021[4]	27,275	27,305
World Financial Network Credit Card Master Note Trust, Series 2016-A, Class A, 2.03% 2025[4]	26,120	26,339
Other securities		752,930
		959,633

Mortgage-backed obligations 10.37%
Federal agency mortgage-backed obligations 5.39%
Fannie Mae 3.50% 2036[4]	44,175	47,010
Fannie Mae 0.72%–6.00% 2019–2046[3,4]	67,073	70,719
Government National Mortgage Assn. 4.50% 2045[4]	24,044	25,963
Government National Mortgage Assn., Series 2012-H20, Class PT, 1.545% 2062[3,4]	37,746	38,014
Government National Mortgage Assn. 1.05%–6.64% 2043–2065[3,4]	89,446	93,556
Other securities		16,049
		291,311

6	Short-Term Bond Fund of America

	Principal amount (000)	Value (000)
Commercial mortgage-backed securities 2.94%
Hilton USA Trust, Series 2013-HLF, Class AFX, 2.662% 2030[4,5]	$40,025	$40,154
Hilton USA Trust, Series 2013-HLF, Class BFX, 3.367% 2030[4,5]	31,300	31,393
Other securities		87,196
		158,743

Collateralized mortgage-backed(privately originated) 1.95%
Station Place Securitization Trust, Series 2016-1, Class A, 1.487% 2048[3,4,6]	35,000	35,000
Station Place Securitization Trust, Series 2016-3, Class A, 1.624% 2048[3,4,5,6]	34,000	34,000
Other securities		36,388
		105,388

Other mortgage-backed securities 0.09%
Westpac Banking Corp. 2.00% 2021[4,5]	5,000	5,057

Total mortgage-backed obligations		560,499

Bonds & notes of governments & government agencies outside the U.S. 7.15%
Inter-American Development Bank 1.00% 2019	30,000	29,943
Inter-American Development Bank 0.63%–2.00% 2016–2026	30,000	30,543
International Bank for Reconstruction and Development 0.88%–1.63% 2018–2022	57,000	56,837
KfW 0.88%–1.50% 2017–2021	79,000	79,221
Other securities		189,823
		386,367

Federal agency bonds & notes 3.02%
Fannie Mae 1.00%–1.75% 2019–2020	28,000	28,335
Federal Home Loan Bank 0.875% 2018	42,860	42,848
Federal Home Loan Bank 0.50%–1.13% 2016–2021	42,000	41,821
Private Export Funding Corp. 1.375% 2017	36,930	37,039
Other securities		13,245
		163,288

Municipals 1.26%
Other securities		68,335

Total bonds, notes & other debt instruments (cost: $4,891,638,000)		4,916,494

Short-term securities 10.05%
Chariot Funding, LLC 1.00% due 4/7/2017[5]	50,000	49,602
Citibank, N.A. 0.78% due 11/15/2016	52,600	52,608
Fairway Finance Corp. 0.65% due 10/11/2016[5]	32,500	32,477
Federal Home Loan Bank 0.32%–0.52% due 9/7/2016–4/13/2017	190,700	190,332
Société Générale 0.29% due 9/1/2016[5]	68,600	68,599
Svenska Handelsbanken Inc. 1.02% due 2/21/2017[5]	50,000	49,712
Wells Fargo Bank, N.A. 1.01% due 1/18/2017	50,000	50,013
Westpac Banking Corp. 1.04% due 2/15/2017[5]	50,000	49,741

Total short-term securities (cost: $543,219,000)		543,084
Total investment securities 100.99% (cost: $5,434,857,000)		5,459,578
Other assets less liabilities (0.99)%		(53,368)

Net assets 100.00%		$5,406,210

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Short-Term Bond Fund of America	7

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $4,227,332,000.

						Unrealized
						appreciation
						(depreciation)
Pay/receive			Fixed	Expiration	Notional	at 8/31/2016
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Receive	LCH	3-month USD-LIBOR	1.04%	12/17/2017	$100,000	$57
Pay	LCH	3-month USD-LIBOR	1.004	8/30/2018	667,000	600
Pay	LCH	3-month USD-LIBOR	1.0015	8/30/2018	333,000	316
Pay	LCH	3-month USD-LIBOR	1.022	2/2/2019	250,000	345
Pay	LCH	3-month USD-LIBOR	1.209	3/18/2019	100,000	(311)
Receive	LCH	3-month USD-LIBOR	1.5485	1/12/2021	200,000	3,118
Pay	LCH	3-month USD-LIBOR	1.2285	5/19/2021	35,000	(41)
Pay	LCH	3-month USD-LIBOR	1.1055	6/16/2021	70,000	336
Receive	LCH	3-month USD-LIBOR	1.126	6/17/2021	20,000	(77)
Pay	LCH	3-month USD-LIBOR	1.086	6/21/2021	112,000	645
Receive	LCH	3-month USD-LIBOR	0.96	6/28/2021	280,000	(3,284)
Pay	LCH	3-month USD-LIBOR	1.1155	7/19/2021	150,000	680
Receive	LCH	3-month USD-LIBOR	2.8	9/2/2022	420,000	10,584
Receive	LCH	3-month USD-LIBOR	2.75	9/2/2022	420,000	10,181
Receive	LCH	3-month USD-LIBOR	1.2795	8/30/2023	100,000	(257)
Pay	LCH	3-month USD-LIBOR	2.2365	9/2/2025	50	(4)
Pay	LCH	3-month USD-LIBOR	2.0325	10/22/2025	80,000	(4,357)
Pay	LCH	3-month USD-LIBOR	1.743	2/8/2026	75,000	(2,162)
Pay	LCH	3-month USD-LIBOR	1.623	5/19/2026	30,000	(529)
Pay	LCH	3-month USD-LIBOR	1.716	5/20/2026	68,500	(1,799)
Pay	LCH	3-month USD-LIBOR	1.497	6/17/2026	15,000	(85)
Pay	LCH	3-month USD-LIBOR	1.3805	7/5/2026	37,000	198
Pay	LCH	3-month USD-LIBOR	2.97125	9/2/2030	93,000	(10,506)
Pay	LCH	3-month USD-LIBOR	3.005	9/2/2030	93,000	(10,792)
Pay	LCH	3-month USD-LIBOR	2.63	1/5/2046	20,000	(4,606)
Pay	LCH	3-month USD-LIBOR	1.7695	8/17/2046	24,000	(432)
						$(12,182)

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $1,964,338,000.

						Unrealized
						(depreciation)
					Notional	appreciation
			Number of		amount	at 8/31/2016
Contracts	Clearinghouse	Type	contracts	Expiration	(000)	(000)
90 Day Euro Dollar Futures	CME	Long	5,000	December 2016	$1,238,134	$(9)
10 Year U.S. Treasury Note Futures	CME	Long	1,046	December 2016	136,908	36
20 Year U.S. Treasury Bond Futures	CME	Short	374	December 2016	63,738	17
30 Year Ultra U.S. Treasury Bond Futures	CME	Short	302	December 2016	56,582	(33)
10 Year Ultra U.S. Treasury Note Futures	CME	Short	350	December 2016	50,541	10
2 Year U.S. Treasury Note Futures	CME	Long	3,124	January 2017	681,955	53
5 Year U.S. Treasury Note Futures	CME	Long	1,221	January 2017	147,962	84
						$158

8	Short-Term Bond Fund of America

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $32,192,000, which represented .60% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Coupon rate may change periodically.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,155,751,000, which represented 21.38% of the net assets of the fund.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $104,286,000, which represented 1.93% of the net assets of the fund.

Key to abbreviations

CME = CME Group Inc.

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

See Notes to Financial Statements

Short-Term Bond Fund of America	9

Financial statements

Statement of assets and liabilities
at August 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value (cost: $5,434,857)		$5,459,578
Cash		537
Receivables for:
Sales of investments	$39,934
Sales of fund’s shares	11,371
Variation margin	1,420
Interest	11,147
Other	65	63,937
		5,524,052
Liabilities:
Payables for:
Purchases of investments	107,102
Repurchases of fund’s shares	6,795
Dividends on fund’s shares	179
Investment advisory services	1,279
Services provided by related parties	1,393
Trustees’ deferred compensation	51
Variation margin	930
Other	113	117,842
Net assets at August 31, 2016		$5,406,210

Net assets consist of:
Capital paid in on shares of beneficial interest		$5,401,527
Undistributed net investment income		139
Accumulated net realized loss		(8,153)
Net unrealized appreciation		12,697
Net assets at August 31, 2016		$5,406,210

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (542,120 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$3,133,636	314,067	$9.98
Class B	2,674	270	9.91
Class C	94,822	9,611	9.87
Class F-1	143,017	14,334	9.98
Class F-2	395,833	39,672	9.98
Class 529-A	302,562	30,325	9.98
Class 529-B	571	58	9.87
Class 529-C	67,891	6,900	9.84
Class 529-E	17,164	1,722	9.97
Class 529-F-1	55,772	5,590	9.98
Class R-1	4,835	490	9.86
Class R-2	46,591	4,727	9.86
Class R-2E	233	23	9.97
Class R-3	54,637	5,482	9.97
Class R-4	26,949	2,701	9.98
Class R-5E	10	1	9.98
Class R-5	9,066	909	9.98
Class R-6	1,049,947	105,238	9.98

See Notes to Financial Statements

10	Short-Term Bond Fund of America

Statement of operations
for the year ended August 31, 2016	(dollars in thousands)

Investment income:
Income:
Interest		$65,862
Fees and expenses*:
Investment advisory services	$14,395
Distribution services	9,637
Transfer agent services	4,418
Administrative services	1,325
Reports to shareholders	202
Registration statement and prospectus	448
Trustees’ compensation	39
Auditing and legal	77
Custodian	15
Other	445
Total fees and expenses before reimbursement	31,001
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		31,001
Net investment income		34,861

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments	28,921
Interest rate swaps	(22,169)
Futures contracts	(5,531)	1,221
Net unrealized appreciation (depreciation) on:
Investments	29,919
Interest rate swaps	(13,703)
Futures contracts	158	16,374
Net realized gain and unrealized appreciation		17,595

Net increase in net assets resulting from operations		$52,456

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

Statements of changes in net assets

(dollars in thousands)

	Year ended August 31
	2016	2015
Operations:
Net investment income	$34,861	$33,115
Net realized gain	1,221	12,161
Net unrealized appreciation (depreciation)	16,374	(24,901)
Net increase in net assets resulting from operations	52,456	20,375

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(40,730)	(33,445)
Distributions from net realized gain on investments	(9,403)	(3,246)
Total dividends and distributions paid or accrued to shareholders	(50,133)	(36,691)

Net capital share transactions	585,363	233,809

Total increase in net assets	587,686	217,493

Net assets:
Beginning of year	4,818,524	4,601,031
End of year (including undistributed net investment income: $139 and $699, respectively)	$5,406,210	$4,818,524

See Notes to Financial Statements

Short-Term Bond Fund of America	11

Notes to financial statements

1. Organization

Short-Term Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income, consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
* Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

12	Short-Term Bond Fund of America

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

Short-Term Bond Fund of America	13

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,774,135	$—	$1,774,135
Corporate bonds & notes	—	1,004,237	—	1,004,237
Asset-backed obligations	—	951,917	7,716	959,633
Mortgage-backed obligations	—	560,499	—	560,499
Bonds & notes of governments & government agencies outside the U.S.	—	386,367	—	386,367
Federal agency bonds & notes	—	163,288	—	163,288
Municipals	—	68,335	—	68,335
Short-term securities	—	543,084	—	543,084
Total	$—	$5,451,862	$7,716	$5,459,578

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$27,060	$—	$27,060
Unrealized appreciation on futures contracts	200	—	—	200
Liabilities:
Unrealized depreciation on interest rate swaps	—	(39,242)	—	(39,242)
Unrealized depreciation on futures contracts	(42)	—	—	(42)
Total	$158	$(12,182)	$—	$(12,024)

* Interest rate swaps and futures contracts are not included in the investment portfolio.

14	Short-Term Bond Fund of America

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds, other debt securities or derivatives, which may make them more difficult to value, acquire or sell.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Short-Term Bond Fund of America	15

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

16	Short-Term Bond Fund of America

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of interest rate swaps and futures contracts as of, or for the year ended, August 31, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Interest rate swaps	Interest	Net unrealized appreciation*	$27,060	Net unrealized depreciation*	$39,242
Futures contracts	Interest	Net unrealized appreciation*	200	Net unrealized depreciation*	42
			$27,260		$39,284

		Net realized loss		Net unrealized (depreciation) appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Interest rate swaps	Interest	Net realized loss on interest rate swaps	$(22,169)	Net unrealized depreciation on interest rate swaps	$(13,703)
Futures contracts	Interest	Net realized loss on futures contracts	(5,531)	Net unrealized appreciation on futures contracts	158
			$(27,700)		$(13,545)

*	Includes cumulative appreciation/depreciation on interest rate swaps and futures contracts as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of interest rate swaps, futures contracts and future delivery contracts. For interest rate swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

Short-Term Bond Fund of America	17

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state tax authorities for tax years before 2011.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2016, the fund reclassified $3,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $5,312,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

As of August 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$288
Capital loss carryforward*	(5,736)
Gross unrealized appreciation on investment securities	30,972
Gross unrealized depreciation on investment securities	(7,085)
Net unrealized appreciation on investment securities	23,887
Cost of investment securities	5,435,691

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2016						Year ended August 31, 2015
					Total					Total
					dividends and					dividends and
	Ordinary		Long-term		distributions		Ordinary		Long-term	distributions
Share class	income		capital gains		paid or accrued		income		capital gains	paid or accrued
Class A	$26,701		$2,719		$29,420		$23,110		$—	$23,110
Class B	12		5		17		29		—	29
Class C	225		89		314		233		—	233
Class F-1	1,073		125		1,198		802		—	802
Class F-2	3,491		273		3,764		2,907		—	2,907
Class 529-A	2,471		264		2,735		2,154		—	2,154
Class 529-B	2		1		3		5		—	5
Class 529-C	153		62		215		156		—	156
Class 529-E	89		15		104		78		—	78
Class 529-F-1	537		49		586		448		—	448
Class R-1	12		5		17		13		—	13
Class R-2	126		41		167		109		—	109
Class R-2E	—	*	—	*	—	*	—	*	—	—	*
Class R-3	280		49		329		247		—	247
Class R-4	203		22		225		170		—	170
Class R-5E†	—	*	—	*	—	*
Class R-5	87		6		93		75		—	75
Class R-6	10,217		729		10,946		6,155		—	6,155
Total	$45,679		$4,454		$50,133		$36,691		$—	$36,691

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

18	Short-Term Bond Fund of America

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.360% on the first $500 million of daily net assets and decreasing to 0.250% on such assets in excess of $4 billion. For the the year ended August 31, 2016, the investment advisory services fee was $14,395,000, which was equivalent to an annualized rate of 0.282% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use a portion (0.15% for Class A, B, 529-A and 529-B shares and 0.25% for all other share classes) of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes B and 529-B	0.90	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From September 1, 2015 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

Short-Term Bond Fund of America	19

For the year ended August 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$6,320		$3,098		$305		Not applicable
Class B	42		5		Not applicable		Not applicable
Class C	1,003		102		50		Not applicable
Class F-1	348		174		70		Not applicable
Class F-2	Not applicable		366		168		Not applicable
Class 529-A	411		268		149		$254
Class 529-B	8		1		—	*	1
Class 529-C	679		63		34		59
Class 529-E	85		10		9		15
Class 529-F-1	—		50		28		47
Class R-1	54		6		3		Not applicable
Class R-2	344		155		23		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	280		87		28		Not applicable
Class R-4	63		27		13		Not applicable
Class R-5E†	Not applicable		—	*	—	*	Not applicable
Class R-5	Not applicable		5		4		Not applicable
Class R-6	Not applicable		1		441		Not applicable
Total class-specific expenses	$9,637		$4,418		$1,325		$376

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $39,000 in the fund’s statement of operations reflects $38,000 in current fees (either paid in cash or deferred) and a net increase of $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

20	Short-Term Bond Fund of America

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2016

Class A	$1,127,372	113,029	$28,830	2,891		$(993,820)	(99,623)	$162,382	16,297
Class B	1,081	109	16	2		(5,441)	(549)	(4,344)	(438)
Class C	44,873	4,550	311	32		(54,187)	(5,489)	(9,003)	(907)
Class F-1	61,332	6,149	1,179	118		(54,693)	(5,481)	7,818	786
Class F-2	265,220	26,588	3,306	331		(176,418)	(17,686)	92,108	9,233
Class 529-A	95,743	9,597	2,724	273		(86,793)	(8,701)	11,674	1,169
Class 529-B	248	25	3	—	[2]	(982)	(99)	(731)	(74)
Class 529-C	24,317	2,470	214	22		(24,393)	(2,478)	138	14
Class 529-E	5,555	557	103	10		(5,438)	(545)	220	22
Class 529-F-1	16,395	1,644	583	58		(15,065)	(1,510)	1,913	192
Class R-1	1,147	116	17	2		(2,258)	(229)	(1,094)	(111)
Class R-2	17,236	1,749	166	17		(16,441)	(1,667)	961	99
Class R-2E	282	28	1	—	[2]	(59)	(6)	224	22
Class R-3	22,709	2,279	327	32		(24,791)	(2,487)	(1,755)	(176)
Class R-4	14,772	1,481	224	22		(12,241)	(1,226)	2,755	277
Class R-5E3	10	1	—	—		—	—	10	1
Class R-5	4,266	428	93	9		(2,658)	(266)	1,701	171
Class R-6	380,605	38,148	10,946	1,097		(71,165)	(7,139)	320,386	32,106
Total net increase (decrease)	$2,083,163	208,948	$49,043	4,916		$(1,546,843)	(155,181)	$585,363	58,683

Year ended August 31, 2015

Class A	$983,898	98,395	$22,540	2,254		$(1,043,511)	(104,347)	$(37,073)	(3,698)
Class B	1,635	164	29	3		(9,338)	(939)	(7,674)	(772)
Class C	44,392	4,480	226	23		(55,297)	(5,575)	(10,679)	(1,072)
Class F-1	63,323	6,338	787	79		(48,831)	(4,884)	15,279	1,533
Class F-2	172,860	17,294	2,251	225		(181,947)	(18,189)	(6,836)	(670)
Class 529-A	84,989	8,501	2,144	214		(90,726)	(9,078)	(3,593)	(363)
Class 529-B	586	59	5	—	[2]	(1,787)	(180)	(1,196)	(121)
Class 529-C	20,627	2,083	155	16		(23,893)	(2,415)	(3,111)	(316)
Class 529-E	6,185	619	78	8		(7,777)	(779)	(1,514)	(152)
Class 529-F-1	19,513	1,952	446	45		(14,319)	(1,433)	5,640	564
Class R-1	1,832	185	13	1		(2,060)	(207)	(215)	(21)
Class R-2	18,482	1,865	108	10		(16,698)	(1,685)	1,892	190
Class R-2E	—	—	—	—		—	—	—	—
Class R-3	20,553	2,058	244	24		(24,039)	(2,407)	(3,242)	(325)
Class R-4	12,199	1,218	168	17		(11,891)	(1,188)	476	47
Class R-5	4,799	480	74	8		(3,433)	(343)	1,440	145
Class R-6	331,050	33,097	6,156	616		(52,991)	(5,306)	284,215	28,407
Total net increase (decrease)	$1,786,923	178,788	$35,424	3,543		$(1,588,538)	(158,955)	$233,809	23,376

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,507,427,000 and $2,135,265,000, respectively, during the year ended August 31, 2016.

Short-Term Bond Fund of America	21

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments	Ratio of expenses to average net assets after reimburse- ments[2]	Ratio of net income (loss) to average net assets[2]
Class A:
Year ended 8/31/2016	$9.97	$.07	$.04	$.11	$(.08)	$(.02)	$(.10)	$9.98	1.07%	$3,133	.62%	.62%	.67%
Year ended 8/31/2015	10.00	.07	(.02)	.05	(.07)	(.01)	(.08)	9.97	.49	2,970	.60	.60	.72
Year ended 8/31/2014	9.95	.05	.04	.09	(.04)	—	(.04)	10.00	.93	3,016	.59	.59	.55
Year ended 8/31/2013	10.10	.05	(.13)	(.08)	(.07)	—	(.07)	9.95	(.82)	3,124	.60	.60	.51
Year ended 8/31/2012	10.11	.08	.01	.09	(.10)	—	(.10)	10.10	.87	3,080	.60	.60	.79
Class B:
Year ended 8/31/2016	9.91	— [4]	.04	.04	(.02)	(.02)	(.04)	9.91	.37	3	1.31	1.31	(.12)
Year ended 8/31/2015	9.97	— [4]	(.03)	(.03)	(.02)	(.01)	(.03)	9.91	(.30)	7	1.28	1.28	(.02)
Year ended 8/31/2014	9.94	(.02)	.05	.03	— [4]	—	— [4]	9.97	.31	15	1.31	1.31	(.17)
Year ended 8/31/2013	10.10	(.02)	(.14)	(.16)	— [4]	—	— [4]	9.94	(1.55)	25	1.31	1.31	(.20)
Year ended 8/31/2012	10.11	.01	.01	.02	(.03)	—	(.03)	10.10	.17	37	1.30	1.30	.10
Class C:
Year ended 8/31/2016	9.88	(.02)	.04	.02	(.01)	(.02)	(.03)	9.87	.22	95	1.45	1.45	(.17)
Year ended 8/31/2015	9.94	(.01)	(.02)	(.03)	(.02)	(.01)	(.03)	9.88	(.36)	104	1.44	1.44	(.14)
Year ended 8/31/2014	9.93	(.03)	.04	.01	— [4]	—	— [4]	9.94	.11	115	1.45	1.45	(.31)
Year ended 8/31/2013	10.10	(.03)	(.14)	(.17)	— [4]	—	— [4]	9.93	(1.67)	143	1.45	1.45	(.34)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	—	(.01)	10.10	.03	168	1.45	1.45	(.05)
Class F-1:
Year ended 8/31/2016	9.97	.06	.04	.10	(.07)	(.02)	(.09)	9.98	.96	143	.72	.72	.56
Year ended 8/31/2015	10.00	.06	(.02)	.04	(.06)	(.01)	(.07)	9.97	.26	135	.73	.73	.60
Year ended 8/31/2014	9.95	.04	.04	.08	(.03)	—	(.03)	10.00	.88	120	.74	.74	.40
Year ended 8/31/2013	10.10	.04	(.14)	(.10)	(.05)	—	(.05)	9.95	(.95)	147	.73	.73	.38
Year ended 8/31/2012	10.11	.07	.01	.08	(.09)	—	(.09)	10.10	.77	146	.70	.70	.69
Class F-2:
Year ended 8/31/2016	9.97	.08	.04	.12	(.09)	(.02)	(.11)	9.98	1.23	396	.46	.46	.85
Year ended 8/31/2015	10.00	.09	(.02)	.07	(.09)	(.01)	(.10)	9.97	.54	304	.45	.45	.87
Year ended 8/31/2014	9.95	.07	.04	.11	(.06)	—	(.06)	10.00	1.18	311	.45	.45	.69
Year ended 8/31/2013	10.10	.07	(.14)	(.07)	(.08)	—	(.08)	9.95	(.68)	272	.46	.46	.66
Year ended 8/31/2012	10.11	.10	.01	.11	(.12)	—	(.12)	10.10	1.06	266	.41	.41	.98
Class 529-A:
Year ended 8/31/2016	9.97	.06	.04	.10	(.07)	(.02)	(.09)	9.98	1.03	302	.66	.66	.63
Year ended 8/31/2015	10.00	.07	(.02)	.05	(.07)	(.01)	(.08)	9.97	.43	291	.66	.66	.67
Year ended 8/31/2014	9.95	.05	.04	.09	(.04)	—	(.04)	10.00	.87	295	.65	.65	.49
Year ended 8/31/2013	10.10	.04	(.13)	(.09)	(.06)	—	(.06)	9.95	(.89)	282	.67	.67	.44
Year ended 8/31/2012	10.11	.07	.01	.08	(.09)	—	(.09)	10.10	.82	266	.65	.65	.73
Class 529-B:
Year ended 8/31/2016	9.88	(.02)	.04	.02	(.01)	(.02)	(.03)	9.87	.23	1	1.44	1.44	(.22)
Year ended 8/31/2015	9.94	(.01)	(.02)	(.03)	(.02)	(.01)	(.03)	9.88	(.35)	1	1.42	1.42	(.14)
Year ended 8/31/2014	9.93	(.03)	.04	.01	— [4]	—	— [4]	9.94	.11	3	1.43	1.43	(.30)
Year ended 8/31/2013	10.10	(.03)	(.14)	(.17)	— [4]	—	— [4]	9.93	(1.67)	4	1.44	1.44	(.33)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	—	(.01)	10.10	.04	6	1.43	1.43	(.04)

22	Short-Term Bond Fund of America

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[2]		Ratio of net income (loss) to average net assets[2]
Class 529-C:
Year ended 8/31/2016	$9.86	$(.03)	$.04	$.01	$(.01)	$(.02)	$(.03)	$9.84	.11%	$68		1.51%		1.51%		(.23)%
Year ended 8/31/2015	9.93	(.02)	(.03)	(.05)	(.01)	(.01)	(.02)	9.86	(.49)	68		1.52		1.52		(.19)
Year ended 8/31/2014	9.92	(.04)	.05	.01	— [4]	—	— [4]	9.93	.10	71		1.52		1.52		(.38)
Year ended 8/31/2013	10.10	(.04)	(.14)	(.18)	— [4]	—	— [4]	9.92	(1.77)	71		1.52		1.52		(.41)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	—	(.01)	10.10	(.04)	72		1.52		1.52		(.13)
Class 529-E:
Year ended 8/31/2016	9.96	.03	.04	.07	(.04)	(.02)	(.06)	9.97	.71	17		.99		.99		.30
Year ended 8/31/2015	10.00	.03	(.02)	.01	(.04)	(.01)	(.05)	9.96	.03	17		1.00		1.00		.32
Year ended 8/31/2014	9.95	.01	.05	.06	(.01)	—	(.01)	10.00	.57	19		1.00		1.00		.14
Year ended 8/31/2013	10.10	.01	(.13)	(.12)	(.03)	—	(.03)	9.95	(1.23)	18		1.01		1.01		.10
Year ended 8/31/2012	10.11	.04	.01	.05	(.06)	—	(.06)	10.10	.46	17		1.01		1.01		.38
Class 529-F-1:
Year ended 8/31/2016	9.97	.08	.04	.12	(.09)	(.02)	(.11)	9.98	1.16	56		.52		.52		.77
Year ended 8/31/2015	10.00	.08	(.02)	.06	(.08)	(.01)	(.09)	9.97	.56	54		.53		.53		.81
Year ended 8/31/2014	9.95	.06	.04	.10	(.05)	—	(.05)	10.00	1.00	48		.53		.53		.62
Year ended 8/31/2013	10.10	.06	(.14)	(.08)	(.07)	—	(.07)	9.95	(.75)	41		.53		.53		.59
Year ended 8/31/2012	10.11	.09	.01	.10	(.11)	—	(.11)	10.10	.95	36		.52		.52		.87
Class R-1:
Year ended 8/31/2016	9.87	(.02)	.04	.02	(.01)	(.02)	(.03)	9.86	.22	5		1.45		1.45		(.18)
Year ended 8/31/2015	9.94	(.01)	(.03)	(.04)	(.02)	(.01)	(.03)	9.87	(.48)	6		1.47		1.47		(.15)
Year ended 8/31/2014	9.92	(.03)	.05	.02	— [4]	—	— [4]	9.94	.21	6		1.47		1.47		(.33)
Year ended 8/31/2013	10.10	(.04)	(.14)	(.18)	— [4]	—	— [4]	9.92	(1.77)	5		1.47		1.47		(.36)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	—	(.01)	10.10	.02	5		1.46		1.46		(.06)
Class R-2:
Year ended 8/31/2016	9.87	(.01)	.04	.03	(.02)	(.02)	(.04)	9.86	.26	46		1.43		1.43		(.14)
Year ended 8/31/2015	9.94	(.01)	(.03)	(.04)	(.02)	(.01)	(.03)	9.87	(.47)	46		1.46		1.46		(.13)
Year ended 8/31/2014	9.93	(.03)	.04	.01	— [4]	—	— [4]	9.94	.11	44		1.49		1.49		(.35)
Year ended 8/31/2013	10.10	(.03)	(.14)	(.17)	— [4]	—	— [4]	9.93	(1.67)	41		1.46		1.46		(.35)
Year ended 8/31/2012	10.11	— [4]	.01	.01	(.02)	—	(.02)	10.10	.07	38		1.41		1.41		(.02)
Class R-2E:
Year ended 8/31/2016	9.97	.03	.04	.07	(.05)	(.02)	(.07)	9.97	.70	—	[5]	1.13		1.11		.55
Year ended 8/31/2015	10.00	.07	(.02)	.05	(.07)	(.01)	(.08)	9.97	.45 [6]	—	[5]	.59	[6]	.59	[6]	.74 [6]
Period from 8/29/2014 to 8/31/2014[7,8]	10.00	—	—	—	—	—	—	10.00	—	—	[5]	—		—		—
Class R-3:
Year ended 8/31/2016	9.96	.03	.04	.07	(.04)	(.02)	(.06)	9.97	.69	55		1.00		1.00		.28
Year ended 8/31/2015	10.00	.03	(.02)	.01	(.04)	(.01)	(.05)	9.96	.03	56		1.00		1.00		.32
Year ended 8/31/2014	9.95	.01	.05	.06	(.01)	—	(.01)	10.00	.56	60		1.02		1.02		.12
Year ended 8/31/2013	10.10	.01	(.14)	(.13)	(.02)	—	(.02)	9.95	(1.25)	55		1.03		1.03		.08
Year ended 8/31/2012	10.11	.03	.01	.04	(.05)	—	(.05)	10.10	.44	46		1.03		1.03		.36

See page 24 for footnotes.

Short-Term Bond Fund of America	23

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[2]		Ratio of net income (loss) to average net assets[2]
Class R-4:
Year ended 8/31/2016	$9.97	$.06	$.04	$.10	$(.07)	$(.02)	$(.09)	$9.98	.99%	$27		.70%		.70%		.60%
Year ended 8/31/2015	10.00	.06	(.02)	.04	(.06)	(.01)	(.07)	9.97	.28	24		.70		.70		.63
Year ended 8/31/2014	9.95	.04	.04	.08	(.03)	—	(.03)	10.00	.91	24		.71		.71		.44
Year ended 8/31/2013	10.10	.04	(.13)	(.09)	(.06)	—	(.06)	9.95	(.93)	25		.71		.71		.40
Year ended 8/31/2012	10.11	.07	.01	.08	(.09)	—	(.09)	10.10	.78	21		.69		.69		.70
Class R-5E:
Period from 11/20/2015 to 8/31/2016[8,9]	9.97	.06	.04	.10	(.07)	(.02)	(.09)	9.98	1.01 [10]	—	[5]	.58	[11]	.58	[11]	.80	[11]
Class R-5:
Year ended 8/31/2016	9.97	.09	.04	.13	(.10)	(.02)	(.12)	9.98	1.28	9		.41		.41		.91
Year ended 8/31/2015	10.01	.09	(.03)	.06	(.09)	(.01)	(.10)	9.97	.58	7		.40		.40		.91
Year ended 8/31/2014	9.95	.07	.05	.12	(.06)	—	(.06)	10.01	1.21	6		.41		.41		.73
Year ended 8/31/2013	10.10	.07	(.13)	(.06)	(.09)	—	(.09)	9.95	(.63)	13		.41		.41		.70
Year ended 8/31/2012	10.11	.10	.01	.11	(.12)	—	(.12)	10.10	1.06	14		.41		.41		.99
Class R-6:
Year ended 8/31/2016	9.97	.09	.04	.13	(.10)	(.02)	(.12)	9.98	1.34	1,050		.35		.35		.97
Year ended 8/31/2015	10.00	.10	(.02)	.08	(.10)	(.01)	(.11)	9.97	.73	729		.35		.35		1.01
Year ended 8/31/2014	9.95	.08	.04	.12	(.07)	—	(.07)	10.00	1.17	447		.35		.35		.79
Year ended 8/31/2013	10.10	.08	(.14)	(.06)	(.09)	—	(.09)	9.95	(.58)	256		.35		.35		.76
Year ended 8/31/2012	10.11	.10	.01	.11	(.12)	—	(.12)	10.10	1.11	67		.35		.35		.97

	Year ended August 31
Portfolio turnover rate for all share classes[12]	2016	2015	2014	2013	2012
Including mortgage dollar roll transactions	301%	452%	257%	153%	57%
Excluding mortgage dollar roll transactions	292%	418%	Not available

[1]	Based on average shares outstanding.
[2]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Amount less than $.01.
[5]	Amount less than $1 million.
[6]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[7]	Class R-2E shares were offered beginning August 29, 2014.
[8]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[9]	Class R-5E shares were offered beginning November 20, 2015.
[10]	Not annualized.
[11]	Annualized.
[12]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

24	Short-Term Bond Fund of America

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Short-Term Bond Fund of America

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Bond Fund of America (the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
October 17, 2016

Short-Term Bond Fund of America	25

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2016, through August 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	Short-Term Bond Fund of America

	Beginning account value 3/1/2016	Ending account value 8/31/2016	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,007.87	$3.14	.62%
Class A - assumed 5% return	1,000.00	1,022.08	3.16	.62
Class B - actual return	1,000.00	1,003.61	6.62	1.31
Class B - assumed 5% return	1,000.00	1,018.60	6.67	1.31
Class C - actual return	1,000.00	1,003.22	7.27	1.44
Class C - assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class F-1 - actual return	1,000.00	1,007.33	3.69	.73
Class F-1 - assumed 5% return	1,000.00	1,021.53	3.72	.73
Class F-2 - actual return	1,000.00	1,008.72	2.28	.45
Class F-2 - assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 529-A - actual return	1,000.00	1,007.76	3.24	.64
Class 529-A - assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 529-B - actual return	1,000.00	1,003.29	7.07	1.40
Class 529-B - assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class 529-C - actual return	1,000.00	1,003.12	7.52	1.49
Class 529-C - assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-E - actual return	1,000.00	1,006.08	4.96	.98
Class 529-E - assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 529-F-1 - actual return	1,000.00	1,008.42	2.58	.51
Class 529-F-1 - assumed 5% return	1,000.00	1,022.63	2.60	.51
Class R-1 - actual return	1,000.00	1,003.24	7.22	1.43
Class R-1 - assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class R-2 - actual return	1,000.00	1,003.62	6.87	1.36
Class R-2 - assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2E - actual return	1,000.00	1,004.94	5.66	1.12
Class R-2E - assumed 5% return	1,000.00	1,019.56	5.70	1.12
Class R-3 - actual return	1,000.00	1,006.05	4.96	.98
Class R-3 - assumed 5% return	1,000.00	1,020.27	4.99	.98
Class R-4 - actual return	1,000.00	1,007.50	3.54	.70
Class R-4 - assumed 5% return	1,000.00	1,021.68	3.57	.70
Class R-5E - actual return	1,000.00	1,007.11	2.98	.59
Class R-5E - assumed 5% return	1,000.00	1,022.23	3.01	.59
Class R-5 - actual return	1,000.00	1,008.96	2.08	.41
Class R-5 - assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-6 - actual return	1,000.00	1,009.27	1.77	.35
Class R-6 - assumed 5% return	1,000.00	1,023.44	1.79	.35

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Short-Term Bond Fund of America	27

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2016:

Long-term capital gains	$4,006,000
U.S. government income that may be exempt from state taxation	$12,295,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

28	Short-Term Bond Fund of America

Approval of Investment Advisory and Service Agreement

Short-Term Bond Fund of America’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for a one-year term through April 30, 2017. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income consistent with the maturity and quality standards described in the prospectus and preservation of capital. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through October 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes including the Lipper Short U.S. Government Funds Average and the Bloomberg Barclays U.S. Government/Credit 1-3 Years ex-BBB Index. They noted that the investment results of the fund were above the Lipper average for the year-to-date, one-, and three-year periods, in line with the average for the five-year period (while lower than the lifetime period) and lower than the results of the Bloomberg Barclays index for all periods considered. They also noted that the standard deviation of the fund’s returns, a measure of risk, was below the Lipper average for the three-year period, and in line with the Lipper average. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were below the median of the other funds in the Lipper Short U.S. Government Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

Short-Term Bond Fund of America	29

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

30	Short-Term Bond Fund of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	2006	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2006	Private investor	81	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2009	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	2006	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2009	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2007	President and University Professor, The University of Tulsa	80	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	23	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Short-Term Bond Fund of America	31

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
John R. Queen, 1965 President	2011	Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Senior Vice President — Private Client Services Division, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2006	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Ritchie Tuazon, 1978 Vice President	2015	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

32	Short-Term Bond Fund of America

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2016, portfolio of Short-Term Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Short-Term Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Short-Term Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The American Funds Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$78,000
2016	$66,000

b) Audit-Related Fees:
2015	None
2016	None

c) Tax Fees:
2015	None
2016	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	None
2016	$17,000

c) Tax Fees:
2015	$29,000
2016	$9,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$2,000
2016	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $50,000 for fiscal year 2015 and $37,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Short-Term Bond Fund of America®
Investment portfolio
August 31, 2016
Bonds, notes & other debt instruments 90.94% U.S. Treasury bonds & notes 32.82% U.S. Treasury 24.28%	Principal amount (000)	Value (000)
U.S. Treasury 0.75% 2018	$265,000	$264,865
U.S. Treasury 0.75% 2018	5,860	5,853
U.S. Treasury 1.125% 2018[1]	125,000	125,681
U.S. Treasury 1.25% 2018	100,000	100,865
U.S. Treasury 1.25% 2018	84,140	84,905
U.S. Treasury 0.75% 2019	200,000	199,008
U.S. Treasury 0.75% 2019	65,590	65,396
U.S. Treasury 0.875% 2019	50,000	49,983
U.S. Treasury 0.875% 2019	27,000	26,984
U.S. Treasury 1.00% 2019	200,000	200,612
U.S. Treasury 1.125% 2021	66,735	66,476
U.S. Treasury 1.125% 2021	20,000	19,930
U.S. Treasury 1.125% 2021	4,500	4,485
U.S. Treasury 1.375% 2021	10,780	10,873
U.S. Treasury 1.25% 2023	30,000	29,616
U.S. Treasury 1.375% 2023	50,000	49,750
U.S. Treasury 2.25% 2046	7,000	7,027
		1,312,309
U.S. Treasury inflation-protected securities 8.54%
U.S. Treasury Inflation-Protected Security 0.125% 2017[1,2]	21,222	21,193
U.S. Treasury Inflation-Protected Security 0.125% 2020[2]	51,459	51,949
U.S. Treasury Inflation-Protected Security 0.125% 2021[2]	101,690	102,718
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	25,376	25,485
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	51,646	53,693
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	61,054	61,596
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	61,212	62,601
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	40,219	40,288
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	40,572	42,303
		461,826
Total U.S. Treasury bonds & notes		1,774,135
Corporate bonds & notes 18.57% Financials 6.75%
ACE INA Holdings Inc. 2.30% 2020	7,405	7,620
ACE INA Holdings Inc. 2.875% 2022	1,275	1,343
ACE INA Holdings Inc. 3.35% 2026	1,275	1,370
AIG Global Funding 1.65% 2017[3]	10,000	10,048
Bank of New York Mellon Corp. 1.317% 2018[4]	20,000	20,086
Bank of Nova Scotia 1.65% 2019	6,750	6,757
Berkshire Hathaway Finance Corp. 1.15% 2018	3,545	3,548
Berkshire Hathaway Finance Corp. 1.45% 2018	10,000	10,060
Berkshire Hathaway Finance Corp. 1.30% 2019	11,685	11,686
Berkshire Hathaway Finance Corp. 1.70% 2019	10,000	10,130
Citigroup Inc. 1.70% 2018	7,000	7,011
Short-Term Bond Fund of America — Page 1 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Credit Suisse Group AG 1.375% 2017	$10,000	$10,010
Goldman Sachs Group, Inc. 2.075% 2021[4]	5,000	5,093
HSBC Holdings PLC 2.95% 2021	15,000	15,391
MetLife Global Funding I 1.30% 2017[3]	10,000	10,020
MetLife Global Funding I 2.30% 2019[3]	6,745	6,888
Morgan Stanley 2.45% 2019	9,250	9,433
National Australia Bank Ltd. 1.375% 2019	4,200	4,178
New York Life Global Funding 1.95% 2020[3]	3,645	3,691
Nordea Bank AB 1.875% 2018[3]	11,425	11,510
PNC Bank 1.50% 2017	2,000	2,009
PNC Bank 1.45% 2019	11,825	11,826
PRICOA Global Funding I 1.35% 2017[3]	2,000	2,003
Rabobank Nederland 2.50% 2021	6,535	6,718
Royal Bank of Canada 1.25% 2017	21,260	21,293
Scentre Group 2.375% 2019[3]	1,380	1,397
Scentre Group 2.375% 2021[3]	2,970	3,005
Svenska Handelsbanken AB 1.50% 2019	7,080	7,057
Toronto-Dominion Bank 1.45% 2018	34,155	34,146
Toronto-Dominion Bank 1.625% 2018	23,300	23,437
Toronto-Dominion Bank 1.75% 2018	7,000	7,052
US Bancorp. 1.115% 2019[4]	20,000	19,977
US Bank NA 1.375% 2017	15,000	15,035
WEA Finance LLC 1.75% 2017[3]	14,420	14,445
WEA Finance LLC 3.25% 2020[3]	5,185	5,384
Wells Fargo & Co. 1.65% 2018	9,250	9,305
Wells Fargo & Co. 1.75% 2019	15,000	15,122
		365,084
Health care 3.49%
AbbVie Inc. 1.80% 2018	17,500	17,597
AbbVie Inc. 2.30% 2021	9,955	10,069
Aetna Inc. 1.307% 2017[4]	4,170	4,186
Aetna Inc. 1.70% 2018	4,840	4,873
Aetna Inc. 1.90% 2019	4,170	4,210
Aetna Inc. 2.40% 2021	5,035	5,114
AstraZeneca PLC 1.75% 2018	10,000	10,097
Catholic Health Initiatives, Series 2012, 1.60% 2017	3,380	3,383
Eli Lilly and Co. 1.25% 2018	7,400	7,422
EMD Finance LLC 1.70% 2018[3]	7,000	7,010
EMD Finance LLC 2.40% 2020[3]	15,775	15,952
Johnson & Johnson 0.70% 2016	2,000	2,000
Johnson & Johnson 1.125% 2019	20,745	20,766
Johnson & Johnson 1.65% 2021	7,005	7,102
Johnson & Johnson 2.45% 2026	5,375	5,556
Merck & Co., Inc. 1.161% 2018[4]	26,200	26,327
Pfizer Inc. 0.953% 2018[4]	10,000	10,037
Pfizer Inc. 1.20% 2018	15,000	15,031
Roche Holdings, Inc. 1.35% 2017[3]	2,000	2,008
UnitedHealth Group Inc. 1.70% 2019	10,000	10,098
		188,838
Short-Term Bond Fund of America — Page 2 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy 2.67%	Principal amount (000)	Value (000)
Chevron Corp. 1.318% 2018[4]	$26,600	$26,731
Chevron Corp. 1.561% 2019	15,000	15,104
Exxon Mobil Corp. 0.803% 2019[4]	31,820	31,641
Exxon Mobil Corp. 1.708% 2019	10,000	10,118
Schlumberger BV 1.90% 2017[3]	15,000	15,087
Schlumberger BV 3.00% 2020[3]	3,645	3,795
Shell International Finance BV 2.125% 2020	5,000	5,105
Statoil ASA 2.25% 2019	18,660	19,066
Total Capital International 1.50% 2017	5,000	5,012
TransCanada PipeLines Ltd. 1.875% 2018	12,500	12,566
		144,225
Consumer discretionary 1.86%
Amazon.com, Inc. 2.60% 2019	5,000	5,205
Starbucks Corp. 2.10% 2021	7,640	7,842
Starbucks Corp. 2.70% 2022	2,140	2,247
Toyota Motor Credit Corp. 1.45% 2018	20,000	20,078
Toyota Motor Credit Corp. 1.70% 2019	27,000	27,262
Toyota Motor Credit Corp. 2.15% 2020	23,000	23,560
Walt Disney Co. 0.875% 2019	8,220	8,146
Walt Disney Co. 1.65% 2019	6,355	6,436
		100,776
Information technology 1.52%
Apple Inc. 0.90% 2017	25,825	25,852
Apple Inc. 1.10% 2019	15,000	14,950
International Business Machines Corp. 1.125% 2018	10,000	10,024
Microsoft Corp. 1.30% 2018	15,000	15,093
Microsoft Corp. 1.10% 2019	11,355	11,327
Oracle Corp. 2.50% 2022	5,000	5,131
		82,377
Consumer staples 1.24%
Anheuser-Busch InBev NV 2.65% 2021	11,675	12,044
Coca-Cola Co. 0.75% 2016	2,000	2,000
Coca-Cola Co. 1.375% 2019	35,000	35,245
Philip Morris International Inc. 1.375% 2019	16,000	16,088
Wal-Mart Stores, Inc. 1.00% 2017	1,800	1,801
		67,178
Utilities 0.59%
Duke Energy Progress Inc. 1.011% 2017[4]	8,540	8,541
National Rural Utilities Cooperative Finance Corp. 2.30% 2020	4,470	4,583
Public Service Electric and Gas Co., 1.90% 2021	4,735	4,801
Southern California Edison, First and Refunding Mortgage Bonds 1.125% 2017	13,795	13,812
		31,737
Industrials 0.24%
Boeing Company 1.65% 2020	5,635	5,682
Siemens AG 1.45% 2018[3]	7,000	7,035
		12,717
Short-Term Bond Fund of America — Page 3 of 11

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services 0.21%	Principal amount (000)	Value (000)
Verizon Communications Inc. 2.625% 2020	$10,953	$11,305
Total corporate bonds & notes		1,004,237
Asset-backed obligations 17.75%
Aesop Funding II LLC, Series 2013-1A, Class A, 1.92% 2019[3,5]	5,415	5,406
Aesop Funding LLC, Series 2011-5A, Class A, 3.27% 2018[3,5]	6,000	6,027
Aesop Funding LLC, Series 2012-3A, Class A, 2.10% 2019[3,5]	2,500	2,507
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[3,5]	4,525	4,603
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[3,5]	10,480	10,572
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A2A, 0.72% 2018[5]	197	197
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A3, 1.15% 2019[5]	11,050	11,033
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A3, 1.27% 2019[5]	1,375	1,375
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A3, 1.26% 2019[5]	5,696	5,692
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 2022[5]	7,020	7,200
Ares CLO Ltd., Series 2012-3A, Class AR, CLO, 1.835% 2024[3,4,5,6]	17,000	17,000
ARI Fleet Lease Trust, Series 2014-A, Class A2, 0.81% 2022[3,5]	1,068	1,067
Avant Loans Funding Trust, Series 2016-A, Class A, 4.11% 2019[3,5]	14,769	14,839
Avant Loans Funding Trust, Series 2016-B, Class A, 3.92% 2019[3,5]	4,512	4,538
Avant Loans Funding Trust, Series 2016-C, Class A, 2.96% 2019[3,5]	1,600	1,600
Babson CLO Ltd., Series 2012-2A, Class A1R, CLO, 2.057% 2023[3,4,5]	14,370	14,370
Cabela’s Master Credit Card Trust, Series 2015-2, Class A1, 2.25% 2023[5]	3,540	3,575
Cabela’s Master Credit Card Trust, Series 2016-1, Class A1, 1.78% 2022[5]	25,090	25,044
California Republic Auto Receivables Trust, Series 2015-1, Class A3, 1.33% 2019[5]	11,053	11,054
California Republic Auto Receivables Trust, Series 2015-1, Class A4, 1.82% 2020[5]	14,315	14,367
Capital One Multi-asset Execution Trust, Series 2014-A5, Class A, 1.48% 2020[5]	4,000	4,017
Capital One Multi-asset Execution Trust, Series 2015-A5, Class A5, 1.60% 2021[5]	8,000	8,060
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.528% 2021[3,4,5,6]	974	858
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 2.131% 2020[3,4,5,6]	7,514	6,858
CarMaxAuto Owner Trust, Series 2014-3, Class A3, 1.16% 2019[5]	1,559	1,560
CarMaxAuto Owner Trust, Series 2014-4, Class A3, 1.25% 2019[5]	2,766	2,764
CarMaxAuto Owner Trust, Series 2015-1, Class A3, 1.38% 2019[5]	2,000	2,005
CarMaxAuto Owner Trust, Series 2015-2, Class A3, 1.37% 2020[5]	14,275	14,290
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A1, 4.192% 2020[5]	1	1
Chase Issuance Trust, Series 2015-A1, Class A, 0.828% 2020[4,5]	10,000	10,025
Chase Issuance Trust, Series 2015-A2, Class A, 1.59% 2020[5]	8,000	8,052
Chase Issuance Trust, Series 2016-A6, Class A6, 1.10% 2020[5]	34,310	34,278
Chesapeake Funding LLC, Series 2014-1A, Class A, 0.918% 2026[3,4,5]	5,888	5,872
Chesapeake Funding LLC, Series 2015-1A, Class A, 0.998% 2027[3,4,5]	6,767	6,767
Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class A3, 1.22% 2019[3,5]	29,760	29,764
Citi Held For Issuance, Series 2015-PM2, Class A, 2.35% 2022[3,5]	7,625	7,621
Citi Held For Issuance, Series 2015-PM3, Class A, 2.56% 2022[3,5]	8,616	8,609
CPS Auto Receivables Trust, Series 2015-A, Class B, 2.79% 2021[3,5]	2,500	2,498
CPS Auto Receivables Trust, Series 2015-C, Class A, 1.77% 2019[3,5]	1,440	1,444
CPS Auto Receivables Trust, Series 2016-A, Class A, 2.25% 2019[3,5]	10,927	10,933
CPS Auto Receivables Trust, Series 2016-A, Class B, 3.34% 2020[3,5]	1,000	997
CPS Auto Receivables Trust, Series 2016-B, Class A, 2.07% 2019[3,5]	6,544	6,533
Discover Card Execution Note Trust, Series 2015-A1, Class A1, 0.858% 2020[4,5]	18,420	18,455
DRB Prime Student Loan Trust, Series 2015-D, Class A3, 2.50% 2036[3,5]	1,174	1,176
Drive Auto Receivables Trust, Series 2015-AA, Class B, 2.28% 2019[3,5]	839	840
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 2021[3,5]	9,500	9,613
Drive Auto Receivables Trust, Series 2015-DA, Class A2A, 1.23% 2018[3,5]	401	401
Drive Auto Receivables Trust, Series 2015-DA, Class A3, 1.59% 2018[3,5]	6,000	6,000
Drive Auto Receivables Trust, Series 2016-AA, Class B, 3.17% 2020[3,5]	500	506
Drive Auto Receivables Trust, Series 2016-AA, Class C, 3.91% 2021[3,5]	5,000	5,120
Short-Term Bond Fund of America — Page 4 of 11

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Drive Auto Receivables Trust, Series 2016-BA, Class A3, 1.67% 2019[3,5]	$6,730	$6,727
Drive Auto Receivables Trust, Series 2016-BA, Class B, 2.56% 2020[3,5]	3,800	3,821
Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.19% 2022[3,5]	5,780	5,800
Drivetime Auto Owner Trust, Series 2016-1A, Class A, 2.00% 2019[3,5]	1,480	1,480
Drivetime Auto Owner Trust, Series 2016-1A, Class C, 3.54% 2021[3,5]	6,835	6,857
Drivetime Auto Owner Trust, Series 2016-2A, Class A, 1.73% 2019[3,5]	5,985	5,980
Drivetime Auto Owner Trust, Series 2016-2A, Class C, 3.67% 2022[3,5]	2,440	2,493
Drivetime Auto Owner Trust, Series 2016-3A, Class A, 1.75% 2019[3,5]	18,651	18,630
Drivetime Auto Owner Trust, Series 2016-3A, Class C, 3.15% 2022[3,5]	5,000	4,994
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[3,5]	1,741	1,739
Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.30% 2020[3,5]	7,226	7,207
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 1.74% 2022[3,5]	3,425	3,416
Exeter Automobile Receivables Trust, Series 2016-1A, Class A, 2.35% 2020[3,5]	8,276	8,257
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[5]	3,718	3,716
Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10% 2017[5]	5,520	5,522
Ford Credit Auto Owner Trust, Series 2014-1A, 2.26% 2025[3,5]	12,010	12,218
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 2026[3,5]	12,600	12,716
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44% 2027[3,5]	17,160	17,580
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[3,5]	25,375	25,518
Ford Credit Floorplan Master Owner Trust, Series 2015-1, Class A1, 1.42% 2020[5]	8,200	8,210
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1, 1.55% 2021[5]	17,170	17,140
Global SC Finance II SRL, Series 2014-1A, Class A1, 3.19% 2029[3,5]	1,415	1,360
Hertz Fleet Lease Funding LP, Series 2013-3A, 1.062% 2027[3,4,5]	4,660	4,663
Hertz Fleet Lease Funding LP, Series 2014-1A, 0.912% 2028[3,4,5]	5,856	5,858
Hertz Fleet Lease Funding LP, Series 2014-1B, 1.262% 2028[3,4,5]	2,700	2,702
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2011-1A, Class A2, 3.29% 2018[3,5]	20,340	20,458
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A2, 1.83% 2019[3,5]	63,895	63,499
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[3,5]	24,255	24,559
Navient Student Loan Trust, Series 2015-2, Class A1, 0.804% 2024[4,5]	2,248	2,245
Navient Student Loan Trust, Series 2015-2, Class A2, 0.944% 2029[4,5]	3,369	3,357
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2, 1.54% 2021[5]	1,000	1,000
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A, CLO, 1.978% 2025[3,4,5]	18,500	18,420
Prestige Auto Receivables Trust, Series 2015-1, Class A3, 1.53% 2021[3,5]	9,000	8,985
Prestige Auto Receivables Trust, Series 2015-1, Class B, 2.04% 2021[3,5]	3,750	3,737
Prestige Auto Receivables Trust, Series 2015-1, Class C, 2.40% 2021[3,5]	6,120	6,099
Prestige Auto Receivables Trust, Series 2016-1A, Class A2, 1.78% 2019[3,5]	11,814	11,831
Santander Drive Auto Receivables Trust, Series 2012-5, Class C, 2.70% 2018[5]	579	580
Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.94% 2018[5]	301	301
Santander Drive Auto Receivables Trust, Series 2013-1, Class C, 1.76% 2019[5]	1,625	1,627
Santander Drive Auto Receivables Trust, Series 2013-2, Class C, 1.95% 2019[5]	19,957	19,999
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 2020[5]	1,940	1,953
Santander Drive Auto Receivables Trust, Series 2014-5, Class A-3, 1.15% 2019[5]	926	926
Santander Drive Auto Receivables Trust, Series 2014-5, Class B, 1.76% 2019[5]	2,200	2,205
Santander Drive Auto Receivables Trust, Series 2015-1, Class C, 2.57% 2021[5]	22,260	22,505
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[5]	3,000	3,042
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 2021[5]	2,000	2,037
Santander Drive Auto Receivables Trust, Series 2015-5, Class A2A, 1.12% 2018[5]	5,431	5,430
Santander Drive Auto Receivables Trust, Series 2015-5, Class A3, 1.58% 2019[5]	11,000	11,018
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 2022[5]	500	513
Santander Drive Auto Receivables Trust, Series 2016-2, Class A3, 1.56% 2020[5]	4,915	4,920
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 2021[5]	7,645	7,748
SLM Private Credit Student Loan Trust, Series 2014-A, Class A1, 1.108% 2022[3,4,5]	192	192
Social Professional Loan Program LLC, Series 2015-C, Class A1, 1.574% 2035[3,4,5]	5,073	5,041
Social Professional Loan Program LLC, Series 2015-D, Class A2, 2.72% 2036[3,5]	11,006	11,235
TAL Advantage V LLC, Series 2013-1A, Class A, 2.83% 2038[3,5]	9,750	9,384
Short-Term Bond Fund of America — Page 5 of 11

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 2038[3,5]	$7,605	$7,468
Trade Maps Ltd., 2013-1AA, 1.212% 2018[3,4,5]	14,170	14,138
Trade Maps Ltd., 2013-1AB, 1.762% 2018[3,4,5]	5,040	5,018
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[3,5]	8,615	8,627
Westlake Automobile Receivables Trust, Series 2015-1A, Class A2, 1.17% 2018[3,5]	1,377	1,376
Westlake Automobile Receivables Trust, Series 2016-1A, Class C, 3.29% 2021[3,5]	11,250	11,406
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59% 2025[3,5]	4,275	4,266
World Financial Network Credit Card Master Note Trust, Series 2015-A, Class A, 0.988% 2022[4,5]	4,000	4,004
World Financial Network Credit Card Master Note Trust, Series 2015-A, Class C, 1.26% 2021[5]	27,275	27,305
World Financial Network Credit Card Master Note Trust, Series 2016-A, Class A, 2.03% 2025[5]	26,120	26,339
World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.14% 2020[5]	2,253	2,253
		959,633
Mortgage-backed obligations 10.37% Federal agency mortgage-backed obligations 5.39%
Fannie Mae 4.00% 2019[5]	2,192	2,268
Fannie Mae 4.00% 2019[5]	1,003	1,038
Fannie Mae 4.00% 2019[5]	951	984
Fannie Mae 5.00% 2023[5]	521	577
Fannie Mae 5.00% 2023[5]	371	411
Fannie Mae 3.50% 2025[5]	1,363	1,441
Fannie Mae 4.50% 2025[5]	2,933	3,125
Fannie Mae 3.50% 2026[5]	2,857	3,019
Fannie Mae 3.50% 2035[5]	14,596	15,502
Fannie Mae 3.50% 2035[5]	2,195	2,332
Fannie Mae 3.50% 2036[5]	44,175	47,010
Fannie Mae 6.00% 2038[5]	4,628	5,303
Fannie Mae 6.00% 2038[5]	1,961	2,246
Fannie Mae 6.00% 2038[5]	148	169
Fannie Mae 2.768% 2039[4,5]	737	780
Fannie Mae 2.954% 2039[4,5]	726	768
Fannie Mae 3.09% 2039[4,5]	456	480
Fannie Mae 5.00% 2041[5]	4,470	4,966
Fannie Mae 2.504% 2046[4,5]	5,054	5,207
Fannie Mae 2.662% 2046[4,5]	2,969	3,073
Fannie Mae 2.728% 2046[4,5]	2,862	2,968
Fannie Mae, Series 2015-M14, multifamily 1.646% 2019[5]	6,580	6,600
Fannie Mae, Series 2007-114, Class A7, 0.724% 2037[4,5]	7,500	7,462
Freddie Mac 5.50% 2024[5]	5,987	6,298
Freddie Mac 5.50% 2034[5]	671	763
Freddie Mac 3.50% 2035[5]	1,378	1,466
Freddie Mac 5.50% 2036[5]	444	503
Freddie Mac 3.099% 2039[4,5]	372	394
Freddie Mac 3.083% 2041[4,5]	3,736	3,928
Freddie Mac 2.757% 2046[4,5]	2,600	2,697
Government National Mortgage Assn. 4.50% 2043[5]	1,383	1,494
Government National Mortgage Assn. 4.50% 2043[5]	55	61
Government National Mortgage Assn. 4.50% 2044[5]	1,074	1,160
Government National Mortgage Assn. 4.50% 2044[5]	12	13
Government National Mortgage Assn. 4.50% 2045[5]	24,044	25,963
Government National Mortgage Assn. 4.50% 2045[5]	15,218	16,433
Government National Mortgage Assn. 4.50% 2045[5]	4,007	4,327
Government National Mortgage Assn. 4.50% 2045[5]	3,795	4,098
Government National Mortgage Assn. 4.50% 2045[5]	1,272	1,374
Government National Mortgage Assn. 4.50% 2045[5]	678	732
Short-Term Bond Fund of America — Page 6 of 11

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 5.46% 2059[5]	$5,562	$5,669
Government National Mortgage Assn. 4.692% 2061[5]	852	890
Government National Mortgage Assn. 4.70% 2061[5]	5,078	5,297
Government National Mortgage Assn. 4.70% 2061[5]	769	800
Government National Mortgage Assn. 4.72% 2061[5]	370	384
Government National Mortgage Assn. 4.771% 2061[5]	390	406
Government National Mortgage Assn. 4.774% 2061[5]	379	396
Government National Mortgage Assn. 4.804% 2061[5]	734	760
Government National Mortgage Assn. 4.822% 2061[5]	1,993	2,071
Government National Mortgage Assn. 5.104% 2061[5]	1,174	1,234
Government National Mortgage Assn. 5.110% 2061[5]	1,649	1,766
Government National Mortgage Assn. 4.669% 2063[5]	823	861
Government National Mortgage Assn. 4.676% 2063[5]	1,669	1,746
Government National Mortgage Assn. 4.691% 2063[5]	1,757	1,844
Government National Mortgage Assn. 4.715% 2063[5]	1,833	1,921
Government National Mortgage Assn. 5.097% 2063[5]	712	747
Government National Mortgage Assn. 1.367% 2064[4,5]	504	506
Government National Mortgage Assn. 4.675% 2064[5]	1,776	1,860
Government National Mortgage Assn. 4.694% 2064[5]	1,715	1,799
Government National Mortgage Assn. 4.701% 2064[5]	1,783	1,869
Government National Mortgage Assn. 4.762% 2064[5]	3,507	3,701
Government National Mortgage Assn. 4.777% 2064[5]	1,642	1,723
Government National Mortgage Assn. 4.799% 2064[5]	1,682	1,765
Government National Mortgage Assn. 5.053% 2064[5]	818	849
Government National Mortgage Assn. 6.549% 2064[5]	574	609
Government National Mortgage Assn. 6.64% 2064[5]	2,154	2,286
Government National Mortgage Assn. 4.74% 2065[5]	608	652
Government National Mortgage Assn., Series 2012-H12, Class FT, 1.15% 2062[4,5]	3,306	3,310
Government National Mortgage Assn., Series 2012-H20, Class PT, 1.545% 2062[4,5]	37,746	38,014
Government National Mortgage Assn., Series 2014, Class H08, 1.05% 2064[4,5]	16,139	16,143
		291,311
Commercial mortgage-backed securities 2.94%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A1A, 5.910% 2040[4,5]	8,892	9,081
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A1A, 5.65% 2050[4,5]	2,726	2,809
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[3,5]	75	76
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A1A, 5.426% 2039[5]	4,637	4,674
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A1A, 5.704% 2049[5]	18,385	18,844
Hilton USA Trust, Series 2013-HLF, Class AFX, 2.662% 2030[3,5]	40,025	40,154
Hilton USA Trust, Series 2013-HLF, Class BFX, 3.367% 2030[3,5]	31,300	31,393
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A1A, 5.431% 2047[4,5]	787	793
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A1A, 5.882% 2049[4,5]	5,620	5,726
LB Commercial Mortgage Trust, Series 2007-C3, Class A1A, multifamily 6.069% 2044[4,5]	7,305	7,504
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class AM, 5.413% 2039[5]	185	185
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class AM, 5.493% 2040[4,5]	10,000	10,169
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.070% 2049[4,5]	6,623	6,782
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[5]	11,449	11,478
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342% 2043[5]	9,000	9,075
		158,743
Collateralized mortgage-backed (privately originated) 1.95%
Freddie Mac, Series 2014-DN1, Class M1, 1.524% 2024[4,5]	1,713	1,717
Freddie Mac, Series 2015-HQ2, Class M1, 1.624% 2025[4,5]	2,647	2,652
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.239% 2026[3,5,6]	6,574	6,575
Short-Term Bond Fund of America — Page 7 of 11

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Collateralized mortgage-backed (privately originated) (continued)	Principal amount (000)	Value (000)
Nationstar HECM Loan Trust, Series 2016-3A, Class A, 2.012% 2026[3,5,6]	$4,000	$3,995
Station Place Securitization Trust, Series 2016-1, Class A, 1.487% 2048[4,5,6]	35,000	35,000
Station Place Securitization Trust, Series 2016-3, Class A, 1.624% 2048[3,4,5,6]	34,000	34,000
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25% 2055[3,4,5]	21,445	21,449
		105,388
Other mortgage-backed securities 0.09%
Westpac Banking Corp. 2.00% 2021[3,5]	5,000	5,057
Total mortgage-backed obligations		560,499
Bonds & notes of governments & government agencies outside the U.S. 7.15%
Asian Development Bank 0.75% 2017	4,000	3,996
Bank of England 1.25% 2018[3]	6,500	6,530
Belgium (Kingdom of) 1.125% 2019[3]	14,600	14,576
Denmark (Kingdom of) 0.875% 2017[3]	2,000	2,000
European Bank for Reconstruction & Development 1.75% 2019	4,000	4,068
European Bank for Reconstruction & Development 1.125% 2020	15,000	14,925
European Investment Bank 0.875% 2017	2,000	2,001
European Investment Bank 1.25% 2019	10,000	10,020
European Investment Bank 1.375% 2021	13,333	13,284
European Investment Bank 1.625% 2021	12,000	12,146
European Investment Bank 2.00% 2021	10,000	10,248
European Investment Bank 2.25% 2022	6,000	6,216
Finland (Republic of) 1.00% 2018[3]	5,000	5,006
Inter-American Development Bank 0.625% 2016	5,000	5,000
Inter-American Development Bank 1.00% 2019	30,000	29,943
Inter-American Development Bank 1.875% 2021	10,000	10,215
Inter-American Development Bank 2.00% 2026	15,000	15,328
International Bank for Reconstruction and Development 1.00% 2018	5,000	5,001
International Bank for Reconstruction and Development 0.875% 2019	20,000	19,865
International Bank for Reconstruction and Development 1.125% 2020	15,000	14,944
International Bank for Reconstruction and Development 1.375% 2021	12,000	11,987
International Bank for Reconstruction and Development 1.625% 2022	5,000	5,040
KfW 0.875% 2017	3,000	2,996
KfW 1.00% 2018	14,000	13,992
KfW 1.00% 2018	8,000	8,006
KfW 1.125% 2018	9,000	9,021
KfW 1.125% 2018	6,000	6,015
KfW 1.00% 2019	12,000	11,964
KfW 1.50% 2019	10,000	10,109
KfW 1.50% 2020	8,000	8,064
KfW 1.50% 2021	9,000	9,054
Landwirtschaftliche Rentenbank 2.375% 2025	5,000	5,231
Oesterreichische Kontrollbank AG 0.75% 2017	5,000	4,996
Oesterreichische Kontrollbank AG 1.125% 2019	10,500	10,480
Oesterreichische Kontrollbank Aktiengesellschaft 0.75% 2016	10,500	10,499
Oesterreichische Kontrollbank Aktiengesellschaft 1.625% 2019	1,000	1,011
Oesterreichische Kontrollbank Aktiengesellschaft 1.50% 2020	10,500	10,546
Oesterreichische Kontrollbank Aktiengesellschaft 2.375% 2021	2,000	2,082
Ontario (Province of) 1.625% 2019	15,000	15,126
Sweden (Kingdom of) 1.00% 2017[3]	5,000	5,008
Short-Term Bond Fund of America — Page 8 of 11

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Sweden (Kingdom of) 1.125% 2018[3]	$4,900	$4,915
Sweden (Kingdom of) 1.25% 2021[3]	15,000	14,913
		386,367
Federal agency bonds & notes 3.02%
Fannie Mae 1.00% 2019	10,000	10,007
Fannie Mae 1.75% 2019	4,000	4,088
Fannie Mae 1.75% 2019	3,000	3,066
Fannie Mae 1.50% 2020	6,000	6,086
Fannie Mae 1.625% 2020	5,000	5,088
Federal Home Loan Bank 0.50% 2016	2,500	2,500
Federal Home Loan Bank 0.625% 2016	5,000	5,002
Federal Home Loan Bank 0.625% 2017	5,000	4,994
Federal Home Loan Bank 0.875% 2018	42,860	42,848
Federal Home Loan Bank 0.875% 2019	16,500	16,427
Federal Home Loan Bank 1.125% 2021	13,000	12,898
Freddie Mac 0.50% 2017	6,000	5,999
Private Export Funding Corp. 1.375% 2017	36,930	37,039
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	4,000	4,107
United States Agency for International Development, Tunisia (Kingdom of) 2.452% 2021	3,000	3,139
		163,288
Municipals 1.26%
State of California, Bay Area Toll Auth., San Francisco Bay Area Toll Bridge Rev. Bonds, Series 2006-C-2, 1.45% 2045 (put 2017)	4,950	4,970
State of California, Bay Area Toll Auth., San Francisco Bay Area Toll Bridge Rev. Bonds, Series 2006-C-4, 1.45% 2045 (put 2017)	925	929
State of California, Industry Public Facs. Auth., Tax Allocation Rev. Ref. Bonds (Civic - Recreational Project), Series 2015-A, Assured Guaranty Municipal insured, 3.139% 2020	14,755	15,425
State of Florida, Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2011-C, 4.50% 2030	1,195	1,252
State of Florida, State Board of Administration Fin. Corp., Rev. Bonds, Series 2016-A, 2.163% 2019	20,000	20,411
State of Indiana, Trustees of Indiana University, Indiana University Student Fee Rev. Ref. Bonds, Series V-1, 5.00% 2018	2,000	2,166
State of New Jersey, Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	12,500	12,970
State of New Jersey, Higher Education Student Assistance Auth., Student Loan Rev. Bonds, Series 2013-1-A, AMT, 4.00% 2016	3,680	3,709
State of New Jersey, Higher Education Student Assistance Auth., Student Loan Rev. Bonds, Series 2013-1-A, AMT, 5.00% 2017	3,200	3,350
State of Ohio, Housing Fin. Agcy., Single Family Mortgage Rev. Bonds, Series 2011-2, 4.50% 2028	955	1,016
State of Ohio, Housing Fin. Agcy., Single Family Mortgage Rev. Bonds, Series 2011-3, 4.50% 2029	1,120	1,177
State of Tennessee, Housing Dev. Agcy., Homeownership Program Bonds, Issue 2012-2-C, 4.00% 2038	905	960
		68,335
Total bonds, notes & other debt instruments (cost: $4,891,638,000)		4,916,494
Short-term securities 10.05%
Chariot Funding, LLC 1.00% due 4/7/2017[3]	50,000	49,602
Citibank, N.A. 0.78% due 11/15/2016	52,600	52,608
Fairway Finance Corp. 0.65% due 10/11/2016[3]	32,500	32,477
Federal Home Loan Bank 0.32%–0.52% due 9/7/2016–4/13/2017	190,700	190,332
Société Générale 0.29% due 9/1/2016[3]	68,600	68,599
Svenska Handelsbanken Inc. 1.02% due 2/21/2017[3]	50,000	49,712
Short-Term Bond Fund of America — Page 9 of 11

Short-term securities	Principal amount (000)	Value (000)
Wells Fargo Bank, N.A. 1.01% due 1/18/2017	$50,000	$50,013
Westpac Banking Corp. 1.04% due 2/15/2017[3]	50,000	49,741
Total short-term securities (cost: $543,219,000)		543,084
Total investment securities 100.99% (cost: $5,434,857,000)		5,459,578
Other assets less liabilities (0.99)%		(53,368)
Net assets 100.00%		$5,406,210
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $4,227,332,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized appreciation (depreciation) at 8/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	1.04%	12/17/2017	$100,000	$57
Pay	LCH	3-month USD-LIBOR	1.004	8/30/2018	667,000	600
Pay	LCH	3-month USD-LIBOR	1.0015	8/30/2018	333,000	316
Pay	LCH	3-month USD-LIBOR	1.022	2/2/2019	250,000	345
Pay	LCH	3-month USD-LIBOR	1.209	3/18/2019	100,000	(311)
Receive	LCH	3-month USD-LIBOR	1.5485	1/12/2021	200,000	3,118
Pay	LCH	3-month USD-LIBOR	1.2285	5/19/2021	35,000	(41)
Pay	LCH	3-month USD-LIBOR	1.1055	6/16/2021	70,000	336
Receive	LCH	3-month USD-LIBOR	1.126	6/17/2021	20,000	(77)
Pay	LCH	3-month USD-LIBOR	1.086	6/21/2021	112,000	645
Receive	LCH	3-month USD-LIBOR	0.96	6/28/2021	280,000	(3,284)
Pay	LCH	3-month USD-LIBOR	1.1155	7/19/2021	150,000	680
Receive	LCH	3-month USD-LIBOR	2.8	9/2/2022	420,000	10,584
Receive	LCH	3-month USD-LIBOR	2.75	9/2/2022	420,000	10,181
Receive	LCH	3-month USD-LIBOR	1.2795	8/30/2023	100,000	(257)
Pay	LCH	3-month USD-LIBOR	2.2365	9/2/2025	50	(4)
Pay	LCH	3-month USD-LIBOR	2.0325	10/22/2025	80,000	(4,357)
Pay	LCH	3-month USD-LIBOR	1.743	2/8/2026	75,000	(2,162)
Pay	LCH	3-month USD-LIBOR	1.623	5/19/2026	30,000	(529)
Pay	LCH	3-month USD-LIBOR	1.716	5/20/2026	68,500	(1,799)
Pay	LCH	3-month USD-LIBOR	1.497	6/17/2026	15,000	(85)
Pay	LCH	3-month USD-LIBOR	1.3805	7/5/2026	37,000	198
Pay	LCH	3-month USD-LIBOR	2.97125	9/2/2030	93,000	(10,506)
Pay	LCH	3-month USD-LIBOR	3.005	9/2/2030	93,000	(10,792)
Pay	LCH	3-month USD-LIBOR	2.63	1/5/2046	20,000	(4,606)
Pay	LCH	3-month USD-LIBOR	1.7695	8/17/2046	24,000	(432)
						$(12,182)
Short-Term Bond Fund of America — Page 10 of 11

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $1,964,338,000.
Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized (depreciation) appreciation at 8/31/2016 (000)
90 Day Euro Dollar Futures	CME	Long	5,000	December 2016	$1,238,134	$(9)
10 Year U.S. Treasury Note Futures	CME	Long	1,046	December 2016	136,908	36
20 Year U.S. Treasury Bond Futures	CME	Short	374	December 2016	63,738	17
30 Year Ultra U.S. Treasury Bond Futures	CME	Short	302	December 2016	56,582	(33)
10 Year Ultra U.S. Treasury Note Futures	CME	Short	350	December 2016	50,541	10
2 Year U.S. Treasury Note Futures	CME	Long	3,124	January 2017	681,955	53
5 Year U.S. Treasury Note Futures	CME	Long	1,221	January 2017	147,962	84
						$158

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $32,192,000, which represented .60% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,155,751,000, which represented 21.38% of the net assets of the fund.
[4]	Coupon rate may change periodically.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $104,286,000, which represented 1.93% of the net assets of the fund.

Key to abbreviations
Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
CLO = Collateralized Loan Obligations
CME = CME Group
Dev. = Development
Econ. = Economic
Facs. = Facilities
Fin. = Finance
LCH = LCH.Clearnet
LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-048-1016O-S54061	Short-Term Bond Fund of America — Page 11 of 11

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Short-Term Bond Fund of America

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Short-Term Bond Fund of America (the "Fund") at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California

October 17, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHORT-TERM BOND FUND OF AMERICA

By /s/ John R. Queen
John R. Queen, President and Principal Executive Officer

Date: October 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John R. Queen
John R. Queen, President and Principal Executive Officer

Date: October 31, 2016

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 31, 2016